BLACKROCK LIQUIDITY FUNDS

TempCash

(the “Fund”)

Supplement dated July 28, 2015 to the Prospectuses of the Fund dated February 27, 2015

Effective as of the opening of business on October 1, 2015, the following changes are made to each of the Fund’s Prospectuses:

The first paragraph in the section in the prospectus captioned “Fund Overview — Key Facts About TempCash — Principal Investment Strategies of the Fund” is hereby deleted and replaced in its entirety with the following:

TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and commercial obligations and repurchase agreements that under normal circumstances will mature (without reference to interest rate adjustment dates), or are subject to an unconditional demand feature that is exercisable and payable, within 5 business days or less. Under normal market conditions, at least 25% and normally a substantial portion of the Fund’s total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations. The Fund will maintain a dollar-weighted average maturity and a dollar-weighted average life of 5 business days or less.

The first sentence of the second bullet point in the section in the prospectus captioned “Details about the Funds — How Each Fund Invests” is hereby deleted and replaced in its entirety with the following:

Each Fund (other than TempCash) will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. TempCash will maintain a dollar-weighted average maturity and a dollar-weighted average life of 5 business days (as defined in Rule 2a-7) or less.

The following sentence is hereby added as the second to last sentence of the fourth bullet point in the section in the prospectus captioned “Details about the Funds — How Each Fund Invests”:

Due to its investment strategy, TempCash seeks to invest, under normal market circumstances, 100% of its total assets in weekly liquid assets.

The first two sentences of the first paragraph in the section in the Prospectus captioned “Details about the Funds — How Each Fund Invests — Investment Process” is hereby deleted and replaced in its entirety with the following:

Each Fund, other than TempCash, invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. TempCash will invest only in securities that, under normal circumstances, will mature (without reference to interest rate adjustment dates), or are subject to an unconditional demand feature that is exercisable and payable, within 5 business days or less.

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Prior to the effective date hereof, TempCash did not have a policy that it would invest only in securities that, under normal circumstances, will mature (without reference to interest rate adjustment dates), or are subject to an unconditional demand feature that is exercisable and payable, within 5 business days or less. Furthermore, TempCash had the ability to maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Following the effective date hereof and during the implementation period leading up to the effective date hereof, the new maturity restrictions described herein may have an effect on TempCash’s yield and performance. Investors should note that the historical yield and performance information described in the prospectus are based on the investment policies of TempCash prior to the implementation of these changes in the investment policy relating to maturity.

Shareholders should retain this Supplement for future reference.

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